UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2004

ENDOCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27212	33-0618093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

(949) 450-5400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2004, Endocare, Inc. (the “Company”) entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) with Advanced Medical Partners, Inc. (“AMPI”). Pursuant to the Purchase Agreement, the Company agreed to sell to AMPI certain general partnership interests and limited partnership interests in entities that own medical devices and other equipment which provide cryosurgical therapy (the “Partnership Interests”) and a minority investment in a national urology services company. AMPI agreed to pay the Company $850,000 for the Partnership Interests and the minority investment within 20 days of the completion of the sale, which occurred on December 31, 2004. The Purchase Agreement provides that if AMPI were to sell the minority investment within one year for proceeds in excess of $200,000, the Company would receive 50% of such excess, up to $500,000. The Purchase Agreement includes various customary representations, warranties and covenants.

The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of such document, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2004, the Company completed the sale to AMPI of the Partnership Interests (as defined above) and the minority investment referred to above pursuant to the Purchase Agreement (as defined above). Pursuant to the Purchase Agreement, AMPI agreed to pay the Company $850,000 for the Partnership Interests and the minority investment within 20 days of such completion.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is attached as Exhibit 99.1.

(c)	Exhibits.

10.1	Partnership Interest Purchase Agreement, dated as of December 30, 2004, by and between Endocare, Inc. and Advanced Medical Partners, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
January 6, 2005	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Partnership Interest Purchase Agreement, dated as of December 30, 2004, by and between Endocare, Inc. and Advanced Medical Partners, Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

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